SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported):  March 27, 1998
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                            AURORA ACQUISITIONS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                    0-21025                   84-1189368
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(State or other jurisdication     (Commission File             (IRS Employer
    of incorporation)                  Number)               Identification No.)


              1050 17th Street, Suite 1700. Denver, Colorado 80265
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (303) 292-3883
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          (Former name or former address, if changed since last report.)

Item 4. Changes in Registrant's Certifying Accountant.

     The Registrant reported on its Form 8-K filed April 3, 1998, that it had terminated its client-auditor relationship with Cordovano and Company, P.C., Denver, Colorado, and indicated in such report that there were not any disagreements with that firm on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. However, the required letter from Cordovano and Company, P.C. indicating whether it agrees with the statements made by the Registrant in response to this Item 4 was not available at the time the Form 8-K report was filed. The required letter from Cordovano and Company, P.C. indicating that it does not disagree with such statements became available after the date that the Form 8-K was filed and was attached as an exhibit to the Registrant's Form 8-K/A which was filed on April 8, 1998. This Form 8-K/A is being filed to disclose (1) that the decision to change accountants was recommended and approved by the Registrant's Board of Directors; (2) that none of the former accountant's reports on the financial statements of the Registrant for either of the last two years contained an adverse opinion or a disclaimer or opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles; and (3) during the two most recent fiscal years of the Registrant and any subsequent interim period through the date of termination of its former accountants, there were no disagreements or "reportable events" with the former accountants, and to provide a letter from Cordovano and Company, P.C. (now known as Cordovano & Harvey, P.C.), Denver, Colorado, the Registrant's former accountants, stating their agreement or disagreement with these further disclosures being made by the Registrant in this Form 8-K/A as set forth above. A copy of that letter is attached hereto as
Exhibit 16.

Item 7. Financial Statements and Exhibits.

     (c) The following Exhibit is filed with this Report on Form 8-K/A:

         16.1 Letter from Cordovano & Harvey, P.C. (formerly known as Cordovano and Company, P.C.) pursuant to Item 304(a)(3) of Regulation S-B








                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              AURORA ACQUISITIONS, INC.
                                              ----------------------------------
                                             (Registrant)


Date:  May 7, 1998                            /s/ David J. Gregarek
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                                                  David J. Gregarek, Secretary






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